Exhibit 10.3

               ALLONGE AND PARTIAL ASSIGNMENT OF CONVERTIBLE NOTE

      1. Assignment. For value received and pursuant to Section 3(c) of that certain Securities Purchase Agreement (the "Securities Purchase Agreement"), dated as of May 31, 2005, by and among the Purchasers named on Schedule A to this instrument (each an "Assignee" and collectively, the "Assignees"), Castle & Morgan Holdings, Inc., a Delaware corporation ("CSMH"), and Gaha Ventures, LLC, A New York Limited Liability Company, Altitude Group, LLC, a New York Limited Liability Company, David Cantor, an individual and Fountainhead Investments, Inc., a Delaware corporation (collectively, "Assignor"), Assignor hereby sells, assigns, transfers and conveys to Assignees in the respective principal amounts specified on Schedule A (with a pro rata portion of all accrued interest and any other amounts owed being similarly assigned) all of the Assignor's rights, title and interest in $26,460.00 (the "Assigned Amount") of the face amount of that certain Convertible Note dated as of April 1, 2005 made by CSMH in favor of the Assignor in the original principal amount of $52,920 which is attached hereto marked Exhibit A (the "Convertible Note"), and all accrued interest and payments thereon which are outstanding as of the date of this Assignment relating to the Assigned Amount (collectively, all such principal, interest and other amounts outstanding under the Convertible Note are referred to herein as "Obligations").

      2.  Assignor's  Representations.   Assignor  represents  and  warrants  to
Assignee as follows:

            (a) The Assignor has good, valid and marketable title to the Convertible Note, free and clears from all Security Interests or encumbrances.

            (b) The Assignor has not assigned, pledged, hypothecated or otherwise encumbered the Convertible Note. Upon delivery of the original Convertible Note and this duly executed assignment to the Purchasers pursuant to this Agreement, the Purchasers will acquire valid title thereto, free and clear of any Security Interests.

            (c) The Assignor has not received any payments of principal or interest under the Convertible Note, nor has Assignor compromised, forgiven or otherwise reduced the amount of principal and interest due under the Convertible Note.

            (d) The issuance and delivery of the Convertible Note to the Assignor was duly authorized by all requisite corporate action and the Convertible Note constitutes a legal, valid and binding obligation of the Company and is enforceable with respect to the Company in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, priority or other laws or court decisions relating to or affecting generally the enforcement of creditors' rights or affecting generally the availability of equitable remedies.

      3. Acceptance by Assignee. Assignees hereby accept the assignment of the Obligation on the terms and conditions set forth in the Securities Purchase Agreement.


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

      IN WITNESS WHEREOF, the parties have executed this Allonge and Assignment of Convertible Note to be effective as of 31st day of May 2005.


ASSIGNEES

R&R BIOTECH PARTNERS, LLC


/s/ Thomas G. Pinou
-------------------------------------------
By: Thomas G. Pinou

MOYO PARTNERS, LLC


/s/ Arnold Kling
-------------------------------------------
By: Arnold Kling

ASSIGNOR

GAHA VENTURES, LLC


/s/ Jodi Kirsch
-------------------------------------------
By: Jodi Kirsch

ALTITUDE GROUP, LLC


/s/ Michael William Kreizman
-------------------------------------------
By: Michael William Kreizman, President


/s/ David Cantor
-------------------------------------------
DAVID CANTOR

FOUNTAINHEAD INVESTMENTS, INC.


/s/ Peter C. Zachariou
-------------------------------------------
By: Peter C. Zachariou


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

                                   SCHEDULE A

                               LIST OF PURCHASERS

NAME AND ADDRESS OF PURCHASER              NOTE FACE AMOUNT
-----------------------------              ----------------

R&R Biotech Partners, LLC                  $21,168.00
330 Madison Avenue, 27th floor
New York, NY 10017


Moyo Partners, LLC                         $ 5,292.00
c/o Arnold Kling, Esq.
444 East 86th Street, PHF
New York, NY 10028


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

                                    EXHIBIT A

                                Convertible Note

                               [See Exhibit 10.2]


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